UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 17, 2008

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (800) 649-2877

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On December 17, 2008, Central Vermont Public Service Corporation (the "Company") filed with the Vermont Public Service Board ("PSB") a Memorandum of Understanding ("MOU") setting forth the agreements reached by the Vermont Department of Public Service ("DPS") and the Company regarding the PSB's investigation into the Company’s rates in effect in Docket No. 7485.  Pursuant to the MOU, the Company will not increase its rates by 0.33% on January 1, 2009, as provided in the Company's alternative regulation plan, and the Company and the DPS agree to ask the Board to open a docket to resolve the DPS's concerns regarding the Company's level of staffing.  The MOU is attached hereto and incorporated herein by reference as Exhibit 10.99.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
10.99	Memorandum of Understanding, dated December 17, 2008, between the Vermont Department of Public Service and Central Vermont Public Service Corporation.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Pamela J. Keefe Pamela J. Keefe Vice President, Chief Financial Officer, and Treasurer

December 18, 2008